SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2016 (June 22, 2016)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On June 22, 2016, Neuralstem, Inc. (the “Company”) updated its corporate presentation on its website. Representatives of the Company presented the presentation to investors during the week beginning June 20, 2016. A copy of the presentation is attached to this report as Exhibit 99.01. Additionally, the presentation is also available on the Company’s website at www.neuralstem.com.

Item 9.01      Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Corporate Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2016	Neuralstem, Inc.

/s/ Richard Daly
By: Richard Daly
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Corporate Presentation